r77d.txt




PIMCO Funds

Supplement Dated December 5, 2011 to the Strategic Markets Funds
- Institutional Class, Class P, Administrative Class and Class D Prospectus; Strategic Markets Funds - Class A, Class B, Class C and Class R Prospectus (the "Prospectuses"); and Statement of Additional Information (the "SAI"), each dated July 31, 2011, as supplemented from time to time

Disclosure Related to PIMCO RealRetirement 2010 Fund (the "Fund")

Effective January 18, 2012, the name of the Fund will be changed to the PIMCO RealRetirement Income and Distribution Fund. Accordingly, effective January 18, 2012, all references to the Fund in the Prospectuses and SAI are hereby deleted and replaced with the following:

PIMCO RealRetirement Income and Distribution Fund

In addition, effective January 18, 2012, the first paragraph in the Fund's Fund Summary-Principal Investment Strategies section in the Prospectuses is deleted and replaced with the following:

The PIMCO RealRetirement Income and Distribution Fund (the "Fund") is intended for investors seeking professional management of a comprehensive asset allocation strategy for retirement savings. The primary difference between the PIMCO RealRetirement Funds is their asset allocation, which varies depending on the number of years left until the "self-elected" year of retirement indicated in the PIMCO RealRetirement Fund's name. Unlike the other PIMCO RealRetirement Funds, the Fund does not include a "self-elected" year of retirement in its name because the Fund is managed for shareholders who are retired or about to retire soon and are more focused on preservation of capital and withdrawing portions of their investments. The asset allocation of of the Fund is based on the asset allocation at zero years left until retirementon the glide path and is intended to be used throughout an investor's retirement. An investment in the Fund is not guaranteed, and you may experience losses. There is no guarantee that the Fund will provide adequate income at and through your retirement.

In addition, effective January 18, 2012, the second sentence of the fourth paragraph in the Fund's Fund Summary-Principal Investment Strategies section in the Prospectuses is deleted and replaced with the following:


The Fund's current asset allocation is based on the asset allocation at zero years left until retirement on the glide path and is intended to be used throughout an investor's retirement.

In addition, effective January 3, 2012, the chart illustrating the Fund's Allocation Glide Path in the Fund's Fund Summary-Principal Investment Strategies section in the Prospectuses is deleted and replaced with the following:

Years to
Retirement	40	35	30	25	20	15	10	5	0
---------------	-----	------	------	------	------	------	------	------	-----
Cash		0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	2.50%	5.00%	5.00%
US Fixed Income	2.50%	2.50%	5.00%	5.00%	7.50%	12.50%	17.50%	20.00%	20.00%
HY 		2.50%	2.50%	2.50%	2.50%	5.00%	5.00%	5.00%	5.00%	7.50%
Global		0.00%	0.00%	0.00%	0.00%	5.00%	7.50%	10.00%	10.00%	10.00%
EM Debt		2.50%	2.50%	2.50%	5.00%	5.00%	5.00%	5.00%	5.00%	7.50%
TIPS		0.00%	0.00%	5.00%	7.50%	12.50%	20.00%	25.00%	30.00%	30.00%
Long TSY	5.00%	5.00%	5.00%	5.00%	2.50%	0.00%	0.00%	0.00%	0.00%
Long TIPS	7.50%	7.50%	5.00%	5.00%	2.50%	0.00%	0.00%	0.00%	0.00%
Real Estate	12.50%	12.50%	10.00%	10.00%	7.50%	7.50%	5.00%	2.50%	2.50%
Commodities	12.50%	12.50%	10.00%	10.00%	7.50%	7.50%	5.00%	2.50%	2.50%
US Large Cap
  Equities	15.00%	15.00%	15.00%	15.00%	12.50%	10.00%	7.50%	7.50%	5.00%
US Small Cap
  Equities	10.00%	10.00%	10.00%	10.00%	7.50%	5.00%	2.50%	2.50%	2.50%
Non US Equities	15.00%	15.00%	15.00%	12.50%	12.50%	10.00%	7.50%	5.00%	5.00%
Emerging
  Markets
  Equities	15.00%	15.00%	15.00%	12.50%	12.50%	10.00%	7.50%	5.00%	2.50%

Additionally, effective January 18, 2012, the two paragraphs immediately preceding the table setting forth the Fund's permissible range of tactical allocation adjustments in the Fund's Fund Summary-Principal Investment Strategies section in the Prospectuses are deleted and replaced with the following:

PIMCO performs tactical allocation adjustments around the glide path, meaning PIMCO may vary the Fund's actual asset allocation exposures from the glide path's long-term targets based on PIMCO's real-time views of perceived risks and opportunities. PIMCO will generally reduce variation from the glide path's targets as the Fund approaches the target date.

The actual asset allocation at a given time may vary from the target strategic asset allocations based on PIMCO's tactical allocation adjustments and on market movements. These variances will be limited to a certain range relative to the target allocations under normal circumstances. The table below illustrates the permissible range in which the allocations may vary, as measured monthly.

Additionally, effective January 3, 2012, the table setting forth the Fund's permissible range of tactical allocation adjustments in the Fund's Fund Summary-Principal Investment Strategies section in the Prospectuses is deleted and replaced with the following:

		       Total		Total Commodity and	Total Fixed Income
	         Equity Allocation      Real Estate Allocation	     Allocation
------------------------------------------------------------------------------------
Years to 	  Target		  Target		  Target
Retirement	Allocation    Range	Allocation    Range	Allocation  Range
--------------  ----------  ----------  ----------  ----------  ---------- ---------
   40	          55%	    40% - 70%	   25%	    10% - 40%	   20%	   10% - 60%
   30	          55%	    40% - 70%	   20%	     5% - 35%	   25%	   10% - 65%
   20	          45%	    30% - 55%	   15%	     0% - 25%	   40%	   10% - 75%
   10	          25%	    10% - 35%	   10%	     0% - 20%	   65%	   35% - 95%
    0	          15%	     5% - 25%	    5%	     0% - 10%	   80%	   60% - 95%

Additionally, effective January 18, 2012, the Fund's broad-based securities market index is the Dow Jones Real ReturnSM Today Index. Accordingly, effective January 18, 2012, the following disclosure is added to the beginning of the second paragraph of the Fund's Fund Summary-Performance Information section in the Prospectuses:

Effective January 18, 2012, the Fund's broad-based securities market index is the Dow Jones Real ReturnSM Today Index. The Dow Jones Real Return Today IndexSM is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk. It is not possible to invest directly in an unmanaged index. Prior to January 18, 2012, the Fund's broad-based securities market index was the Dow Jones Real ReturnSM 2010 Index. The Fund's new broad-based securities market index was selected as it is more clearly aligned with the Fund's current risk exposure going forward.

Additionally, effective January 18, 2012, the following disclosure is added above the row relating to the Dow Jones Real ReturnSM 2010 Index in the Average Annual Total Returns table in the Fund's Fund Summary-Performance Information section in the Prospectuses:


							    Fund Inception
	    					  1 Year      (03/31/08)
---------------------------------------------------------------------------
Dow Jones Real ReturnSM Today Index (reflects no  10.34%	3.47%
deductions for fees, expenses or taxes)

Investors Should Retain This Supplement For Future Reference

PIMCO_SUPP1_120511

--------------------------------------------------------------------------------


PIMCO Funds

Supplement Dated December 5, 2011 to the Strategic Markets Funds
- Institutional Class, Class P, Administrative Class and Class D Prospectus and Strategic Markets Funds - Class A, Class B, Class C and Class R Prospectus (the "Prospectuses"), each dated July 31, 2011, as supplemented from time to time

Disclosure Related to PIMCO RealRetirement 2015 Fund, PIMCO RealRetirement 2020 Fund, PIMCO RealRetirement 2025 Fund, PIMCO RealRetirement 2030 Fund, PIMCO RealRetirement 2035 Fund, PIMCO RealRetirement 2040 Fund and PIMCO RealRetirement 2050 Fund (each a "Fund")

Effective January 3, 2012, the chart illustrating each Fund's Allocation Glide Path in each Fund's Fund Summary-Performance Information section in the Prospectuses is deleted and replaced with the following:

Years to
Retirement	40	35	30	25	20	15	10	5	0
---------------	-----	------	------	------	------	------	------	------	-----
Cash		0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	2.50%	5.00%	5.00%
US Fixed Income	2.50%	2.50%	5.00%	5.00%	7.50%	12.50%	17.50%	20.00%	20.00%
HY 		2.50%	2.50%	2.50%	2.50%	5.00%	5.00%	5.00%	5.00%	7.50%
Global		0.00%	0.00%	0.00%	0.00%	5.00%	7.50%	10.00%	10.00%	10.00%
EM Debt		2.50%	2.50%	2.50%	5.00%	5.00%	5.00%	5.00%	5.00%	7.50%
TIPS		0.00%	0.00%	5.00%	7.50%	12.50%	20.00%	25.00%	30.00%	30.00%
Long TSY	5.00%	5.00%	5.00%	5.00%	2.50%	0.00%	0.00%	0.00%	0.00%
Long TIPS	7.50%	7.50%	5.00%	5.00%	2.50%	0.00%	0.00%	0.00%	0.00%
Real Estate	12.50%	12.50%	10.00%	10.00%	7.50%	7.50%	5.00%	2.50%	2.50%
Commodities	12.50%	12.50%	10.00%	10.00%	7.50%	7.50%	5.00%	2.50%	2.50%
US Large Cap
  Equities	15.00%	15.00%	15.00%	15.00%	12.50%	10.00%	7.50%	7.50%	5.00%
US Small Cap
  Equities	10.00%	10.00%	10.00%	10.00%	7.50%	5.00%	2.50%	2.50%	2.50%
Non US Equities	15.00%	15.00%	15.00%	12.50%	12.50%	10.00%	7.50%	5.00%	5.00%
Emerging
  Markets
  Equities	15.00%	15.00%	15.00%	12.50%	12.50%	10.00%	7.50%	5.00%	2.50%

In addition, effective January 18, 2012, the last sentence in the paragraph immediately preceding the table setting forth each Fund's permissible range of tactical allocation adjustments in each Fund's Fund Summary-Principal Investment Strategies section in the Prospectuses is deleted in its entirety.

Additionally, effective January 3, 2012, the table setting forth each Fund's permissible range of tactical allocation adjustments in each Fund's Fund Summary-Principal Investment Strategies section in the Prospectuses is deleted and replaced with the following:

		        Total		Total Commodity and	Total Fixed Income
	 	  Equity Allocation	Real Estate Allocation	     Allocation
------------------------------------------------------------------------------------
Years to 	  Target		  Target		  Target
Retirement	Allocation    Range	Allocation    Range     Allocation  Range
------------	----------- ----------  ----------  ----------  ---------- ---------
   40	          55%	    40% - 70%	   25%	    10% - 40%	   20%	   10% - 60%
   30	          55%	    40% - 70%	   20%	     5% - 35%	   25%	   10% - 65%
   20	          45%	    30% - 55%	   15%	     0% - 25%	   40%	   10% - 75%
   10	          25%	    10% - 35%	   10%	     0% - 20%	   65%	   35% - 95%
    0	          15%	     5% - 25%	    5%	     0% - 10%	   80%	   60% - 95%

Additionally, effective January 18, 2012, the following paragraph is added before the next to last paragraph in each Fund's Fund Summary-Principal Investment Strategies section in the Prospectuses:

As the Fund reaches the target year indicated in the Fund's name, it may be combined with the PIMCO RealRetirement Income and Distribution Fund, provided that the Board of Trustees determines that the combination would be in the best interests of the Fund and its shareholders. Prior to any combination, which may occur on or after the target year indicated in the Fund's name, the Fund will provide shareholders with advance notice regarding the combination. If and when such a combination occurs, shareholders of the Fund will become shareholders of the PIMCO RealRetirement Income and Distribution Fund.

Investors Should Retain This Supplement For Future Reference

PIMCO_SUPP1_120511

-------------------------------------------------------------------------------


PIMCO Funds

Supplement Dated December 13, 2011 to the Bond Funds Institutional Class, Class M, Class P, Administrative Class and Class D Prospectus (dated July 31,
2011) (the "Prospectus"), as supplemented and revised from time to time

Disclosure Related to the Duration of the Funds

Effective immediately, the first sentence of the third paragraph of the "Principal Investment Strategies" section of the PIMCO Emerging Local Bond Fund's Fund Summary in the Prospectus is deleted in its entirety and replaced with the following:

The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), as calculated by PIMCO, which as of October 31, 2011, was 4.61 years.

In addition, effective immediately, the third sentence of the first paragraph of the "Principal Investment Strategies" section of the PIMCO Extended Duration Fund's Fund Summary in the Prospectus is deleted in its entirety and replaced with the following:

The average portfolio duration of this Fund normally varies within three years (plus or minus) of the portfolio duration of the securities comprising the Citigroup STRIPS Index, 20+ Year Sub-Index, as calculated by PIMCO, which as of October 31, 2011 was 28.40 years.

Additionally, effective immediately, the second sentence of the second paragraph of the "Principal Investment Strategies" section of the PIMCO Foreign Bond Fund (Unhedged)'s Fund Summary in the Prospectus is deleted in its entirety and replaced with the following:

The average portfolio duration of this Fund normally varies within three years (plus or minus) of the portfolio duration of the securities comprising the JPMorgan GBI Global ex-US FX NY Index Unhedged in USD, as calculated by PIMCO, which as of October 31, 2011 was 7.33 years.

Additionally, effective immediately, the third sentence of the second paragraph of the "Principal Investment Strategies" section of the PIMCO Foreign Bond
Fund (U.S. Dollar-Hedged)'s Fund Summary in the Prospectus is deleted in its entirety and replaced with the following:

The average portfolio duration of this Fund normally varies within three years (plus or minus) of the portfolio duration of the securities comprising the JPMorgan GBI Global ex-US Index Hedged in USD, as calculated by PIMCO, which as of October 31, 2011 was 7.40 years.

Additionally, effective immediately, the fourth sentence of the second paragraph of the "Principal Investment Strategies" section of the PIMCO Global Bond Fund (Unhedged)'s Fund Summary in the Prospectus is deleted in its entirety and replaced with the following:

The average portfolio duration of this Fund normally varies within three years (plus or minus) of the portfolio duration of the securities comprising the JPMorgan GBI Global FX New York Unhedged in USD, as calculated by PIMCO, which as of October 31, 2011 was 6.85 years.

Additionally, effective immediately, the fourth sentence of the second paragraph of the "Principal Investment Strategies" section of the PIMCO Global Bond Fund (U.S. Dollar-Hedged)'s Fund Summary in the Prospectus is deleted in its entirety and replaced with the following:

The average portfolio duration of this Fund normally varies within three years (plus or minus) of the portfolio duration of the securities comprising the JPMorgan GBI Global Hedged in USD, as calculated by PIMCO, which as of October 31, 2011 was 6.85 years.

Additionally, effective immediately, the fifth sentence of the first paragraph of the "Principal Investment Strategies" section of the PIMCO High Yield Fund's Fund Summary in the Prospectus is deleted in its entirety and replaced with the following:

The average portfolio duration of this Fund normally varies within one year (plus or minus) of the portfolio duration of the securities comprising the BofA Merrill Lynch U.S. High Yield BB-B Rated Constrained Index, as calculated by PIMCO, which as of October 31, 2011 was 3.87 years.

Additionally, effective immediately, the fourth sentence of the first paragraph of the "Principal Investment Strategies" section of the PIMCO High Yield Spectrum Fund's Fund Summary in the Prospectus is deleted in its entirety and replaced with the following:

The average portfolio duration of the Fund normally varies within one year (plus or minus) of the portfolio duration of the securities comprising The Bank of America/Merrill Lynch Global High Yield, Constrained Index (the "Benchmark"), as calculated by PIMCO, which as of October 31, 2011 was 3.59 years.

Additionally, effective immediately, the fourth sentence of the first paragraph of the "Principal Investment Strategies" section of the PIMCO Investment Grade Corporate Bond Fund's Fund Summary in the Prospectus is deleted in its entirety and replaced with the following:

The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Barclays Capital U.S. Credit Index, as calculated by PIMCO, which as of October 31, 2011 was 6.40 years.

Additionally, effective immediately, the third sentence of the first paragraph of the "Principal Investment Strategies" section of the PIMCO Long Duration Total Return Fund's Fund Summary in the Prospectus is deleted in its entirety and replaced with the following:

The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Barclays Capital Long Term Government/Credit Index, as calculated by PIMCO, which as of October 31, 2011 was 13.66 years.

Additionally, effective immediately, the third sentence of the first paragraph of the "Principal Investment Strategies" section of the PIMCO Long-Term Credit Fund's Fund Summary in the Prospectus is deleted in its entirety and replaced with the following:

The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Fund's benchmark, the Barclays Capital U.S. Long Credit Index, as calculated by PIMCO, which as of October 31, 2011, was 11.85 years.

Additionally, effective immediately, the third sentence of the first paragraph of the "Principal Investment Strategies" section of the PIMCO Moderate Duration Fund's Fund Summary in the Prospectus is deleted in its entirety and replaced with the following:

The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Barclays Capital Intermediate Government/Credit Index, as calculated by PIMCO, which as of October 31, 2011 was 3.96 years.

Additionally, effective immediately, the last sentence of the second paragraph of the "Principal Investment Strategies" section of the PIMCO Real Return Fund's Fund Summary in the Prospectus is deleted in its entirety and replaced with the following:

The effective duration of this Fund normally varies within three years (plus or minus) of the effective portfolio duration of the securities comprising the Barclays Capital U.S. TIPS Index, as calculated by PIMCO, which as of October 31, 2011, as converted, was 6.57 years.

Additionally, effective immediately, the first sentence of the fifth paragraph of the "Principal Investment Strategies" section of the PIMCO Senior Floating Rate Fund's Fund Summary in the Prospectus is deleted in its entirety and replaced with the following:

The average portfolio duration of the Fund will normally vary within one year (plus or minus) of the portfolio duration of the securities comprising the Credit Suisse Institutional Leveraged Loan Index, as calculated by PIMCO, which was less than 1 year as of the date of the prospectus.

Additionally, effective immediately, the third sentence of the first paragraph of the "Principal Investment Strategies" section of the PIMCO Total Return Fund's Fund Summary in the Prospectus is deleted in its entirety and replaced with the following:

The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Barclays Capital U.S. Aggregate Index, as calculated by PIMCO, which as of October 31, 2011 was 4.71 years.

Additionally, effective immediately, the third sentence of the first paragraph of the "Principal Investment Strategies" section of the PIMCO Total Return Fund II's Fund Summary in the Prospectus is deleted in its entirety and replaced with the following:

The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Barclays Capital U.S. Aggregate Index, as calculated by PIMCO, which as of October 31, 2011 was 4.71 years.

Additionally, effective immediately, the third sentence of the first paragraph of the "Principal Investment Strategies" section of the PIMCO Total Return Fund III's Fund Summary in the Prospectus is deleted in its entirety and replaced with the following:

The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Barclays Capital U.S. Aggregate Index, as calculated by PIMCO, which as of October 31, 2011 was 4.71 years.

Additionally, effective immediately, the third sentence of the first paragraph of the "Principal Investment Strategies" section of the PIMCO Total Return Fund IV's Fund Summary in the Prospectus is deleted in its entirety and replaced with the following:

The average portfolio duration of this Fund normally varies within one and a half years (plus or minus) of the portfolio duration of the securities comprising the Barclays Capital U.S. Aggregate Index, as calculated by PIMCO, which as of October 31, 2011 was 4.71 years.

Additionally, effective immediately, the following sentence is added after the last sentence of the "Characteristics and Risks of Securities and Investment Techniques - Duration" section in the Prospectus:

PIMCO uses an internal model for calculating duration, which may result in a different value for the duration of an index compared to the duration calculated by the index provider or another third party.

Investors Should Retain This Supplement For Future Reference

PIMCO_SUPP1_121311

-------------------------------------------------------------------------------



PIMCO Funds

Supplement Dated December 13, 2011 to the Bond Funds Class A, Class B, Class C and Class R Prospectus (dated July 31, 2011) (the "Prospectus"), as supplemented from time to time

Disclosure Related to the Duration of the Funds

Effective immediately, the first sentence of the third paragraph of the "Principal Investment Strategies" section of the PIMCO Emerging Local Bond Fund's Fund Summary in the Prospectus is deleted in its entirety and replaced with the following:

The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), as calculated by PIMCO, which as of October 31, 2011, was 4.61 years.

In addition, effective immediately, the third sentence of the first paragraph of the "Principal Investment Strategies" section of the PIMCO Extended Duration Fund's Fund Summary in the Prospectus is deleted in its entirety and replaced with the following:

The average portfolio duration of this Fund normally varies within three years (plus or minus) of the portfolio duration of the securities comprising the Citigroup STRIPS Index, 20+ Year Sub-Index, as calculated by PIMCO, which as of October 31, 2011 was 28.40 years.

Additionally, effective immediately, the second sentence of the second paragraph of the "Principal Investment Strategies" section of the PIMCO Foreign Bond Fund (Unhedged)'s Fund Summary in the Prospectus is deleted in its entirety and replaced with the following:

The average portfolio duration of this Fund normally varies within three years (plus or minus) of the portfolio duration of the securities comprising the JPMorgan GBI Global ex-US FX NY Index Unhedged in USD, as calculated by PIMCO, which as of October 31, 2011 was 7.33 years.

Additionally, effective immediately, the third sentence of the second paragraph of the "Principal Investment Strategies" section of the PIMCO Foreign Bond
Fund (U.S. Dollar-Hedged)'s Fund Summary in the Prospectus is deleted in its entirety and replaced with the following:

The average portfolio duration of this Fund normally varies within three years (plus or minus) of the portfolio duration of the securities comprising the JPMorgan GBI Global ex-US Index Hedged in USD, as calculated by PIMCO, which as of October 31, 2011 was 7.40 years.

Additionally, effective immediately, the fourth sentence of the second paragraph of the "Principal Investment Strategies" section of the PIMCO Global Bond Fund (U.S. Dollar-Hedged)'s Fund Summary in the Prospectus is deleted in its entirety and replaced with the following:

The average portfolio duration of this Fund normally varies within three years (plus or minus) of the portfolio duration of the securities comprising the JPMorgan GBI Global Hedged in USD, as calculated by PIMCO, which as of October 31, 2011 was 6.85 years.

Additionally, effective immediately, the fifth sentence of the first paragraph of the "Principal Investment Strategies" section of the PIMCO High Yield Fund's Fund Summary in the Prospectus is deleted in its entirety and replaced with the following:

The average portfolio duration of this Fund normally varies within one year (plus or minus) of the portfolio duration of the securities comprising the BofA Merrill Lynch U.S. High Yield BB-B Rated Constrained Index, as calculated by PIMCO, which as of October 31, 2011 was 3.87 years.

Additionally, effective immediately, the fourth sentence of the first paragraph of the "Principal Investment Strategies" section of the PIMCO High Yield Spectrum Fund's Fund Summary in the Prospectus is deleted in its entirety and replaced with the following:

The average portfolio duration of the Fund normally varies within one year (plus or minus) of the portfolio duration of the securities comprising The Bank of America/Merrill Lynch Global High Yield, Constrained Index (the "Benchmark"), as calculated by PIMCO, which as of October 31, 2011 was 3.59 years.

Additionally, effective immediately, the fourth sentence of the first paragraph of the "Principal Investment Strategies" section of the PIMCO Investment Grade Corporate Bond Fund's Fund Summary in the Prospectus is deleted in its entirety and replaced with the following:

The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Barclays Capital U.S. Credit Index, as calculated by PIMCO, which as of October 31, 2011 was 6.40 years.

Additionally, effective immediately, the third sentence of the first paragraph of the "Principal Investment Strategies" section of the PIMCO Long Duration Total Return Fund's Fund Summary in the Prospectus is deleted in its entirety and replaced with the following:

The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Barclays Capital Long Term Government/Credit Index, as calculated by PIMCO, which as of October 31, 2011 was 13.66 years.

Additionally, effective immediately, the third sentence of the first paragraph of the "Principal Investment Strategies" section of the PIMCO Long-Term Credit Fund's Fund Summary in the Prospectus is deleted in its entirety and replaced with the following:

The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Fund's benchmark, the Barclays Capital U.S. Long Credit Index, as calculated by PIMCO, which as of October 31, 2011, was 11.85 years.

Additionally, effective immediately, the last sentence of the second paragraph of the "Principal Investment Strategies" section of the PIMCO Real Return Fund's Fund Summary in the Prospectus is deleted in its entirety and replaced with the following:

The effective duration of this Fund normally varies within three years (plus or minus) of the effective portfolio duration of the securities comprising the Barclays Capital U.S. TIPS Index, as calculated by PIMCO, which as of October 31, 2011, as converted, was 6.57 years.

Additionally, effective immediately, the first sentence of the fifth paragraph of the "Principal Investment Strategies" section of the PIMCO Senior Floating Rate Fund's Fund Summary in the Prospectus is deleted in its entirety and replaced with the following:

The average portfolio duration of the Fund will normally vary within one year (plus or minus) of the portfolio duration of the securities comprising the Credit Suisse Institutional Leveraged Loan Index, as calculated by PIMCO, which was less than 1 year as of the date of the prospectus.

Additionally, effective immediately, the third sentence of the first paragraph of the "Principal Investment Strategies" section of the PIMCO Total Return Fund's Fund Summary in the Prospectus is deleted in its entirety and replaced with the following:

The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Barclays Capital U.S. Aggregate Index, as calculated by PIMCO, which as of October 31, 2011 was 4.71 years.

Additionally, effective immediately, the third sentence of the first paragraph of the "Principal Investment Strategies" section of the PIMCO Total Return Fund IV's Fund Summary in the Prospectus is deleted in its entirety and replaced with the following:

The average portfolio duration of this Fund normally varies within one and a half years (plus or minus) of the portfolio duration of the securities comprising the Barclays Capital U.S. Aggregate Index, as calculated by PIMCO, which as of October 31, 2011 was 4.71 years.

Additionally, effective immediately, the following sentence is added after the last sentence of the "Characteristics and Risks of Securities and Investment Techniques - Duration" section in the Prospectus:

PIMCO uses an internal model for calculating duration, which may result in a different value for the duration of an index compared to the duration calculated by the index provider or another third party.

Investors Should Retain This Supplement For Future Reference

PIMCO_SUPP2_121311

-------------------------------------------------------------------------------



PIMCO Funds

Supplement Dated December 13, 2011 to the Strategic Markets Funds Institutional Class, Class P, Administrative Class and Class D Prospectus (dated July 31,
2011) (the "Prospectus"), as supplemented from time to time

Disclosure Related to the Duration of the Funds

Additionally, effective immediately, the last sentence of the second paragraph of the "Principal Investment Strategies" section of the PIMCO Real Return Asset Fund's Fund Summary in the Prospectus is deleted in its entirety and replaced with the following:

The effective duration of this Fund normally varies within four years (plus or minus) of the effective portfolio duration of the securities comprising the Barclays Capital U.S. Treasury Inflation Notes 10+ Years Index, as calculated by PIMCO, which as of October 31, 2011, as converted, was 11.53 years.

In addition, effective immediately, the eighth sentence of the first paragraph of the "Principal Investment Strategies" section of the PIMCO StocksPLUS
Long Duration Fund's Fund Summary in the Prospectus is deleted in its entirety and replaced with the following:

Pacific Investment Management Company LLC ("PIMCO") actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund's total return, subject to an overall portfolio duration which normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Barclays Capital Long-Term Government/Credit Index, as calculated by PIMCO, which as of October 31, 2011 was 13.66 years.

Additionally, effective immediately, the following sentence is added after the last sentence of the "Characteristics and Risks of Securities and Investment Techniques - Duration" section in the Prospectus:

PIMCO uses an internal model for calculating duration, which may result in a different value for the duration of an index compared to the duration calculated by the index provider or another third party.

Investors Should Retain This Supplement For Future Reference

PIMCO_SUPP3_121311

-------------------------------------------------------------------------------



PIMCO Funds

Supplement Dated December 13, 2011 to the Strategic Markets Funds Class A, Class B, Class C and Class R Prospectus (dated July 31, 2011) (the "Prospectus"), as supplemented from time to time

Disclosure Related to the Duration of the Funds

In addition, effective immediately, the eighth sentence of the first paragraph of the "Principal Investment Strategies" section of the PIMCO StocksPLUS
Long Duration Fund's Fund Summary in the Prospectus is deleted in its entirety and replaced with the following:

Pacific Investment Management Company LLC ("PIMCO") actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund's total return, subject to an overall portfolio duration which normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Barclays Capital Long-Term Government/Credit Index, as calculated by PIMCO, which as of October 31, 2011 was 13.66 years.

Additionally, effective immediately, the following sentence is added after the last sentence of the "Characteristics and Risks of Securities and Investment Techniques - Duration" section in the Prospectus:

PIMCO uses an internal model for calculating duration, which may result in a different value for the duration of an index compared to the duration calculated by the index provider or another third party.

Investors Should Retain This Supplement For Future Reference

PIMCO_SUPP4_121311

-------------------------------------------------------------------------------



PIMCO Funds

Supplement Dated December 13, 2011 to the PIMCO Inflation Response Multi-Asset Fund - Institutional Class, Class P, Administrative Class and Class D Prospectus (dated August 17, 2011); the PIMCO Inflation Response Multi-Asset Fund - Class A, Class C and Class R Prospectus (dated August 17, 2011); the PIMCO Credit Absolute Return Fund - Institutional Class, Class P, Administrative Class and Class D Prospectus (dated August 17, 2011); the PIMCO Credit Absolute Return Fund - Class A, Class C and Class R Prospectus (dated August 17, 2011); the PIMCO Small Company Fundamental IndexPLUS TR Strategy Fund - Institutional Class, Class P, Administrative Class and Class D Prospectus (dated August 19, 2011); the PIMCO Small Company Fundamental IndexPLUS TR Strategy Fund - Class A, Class C and Class R Prospectus (dated August 19, 2011); the PIMCO International Fundamental IndexPLUS TR Strategy Fund - Institutional Class, Class P, Administrative Class and Class D Prospectus; and the PIMCO International Fundamental IndexPLUS TR Strategy
Fund - Class A, Class C and Class R Prospectus (dated August 19, 2011) (the "Prospectuses"), each as supplemented from time to time

Disclosure Related to Duration

Effective immediately, the following sentence is added after the last sentence of the "Characteristics and Risks of Securities and Investment Techniques
- Duration" section in the Prospectuses:

PIMCO uses an internal model for calculating duration, which may result in a different value for the duration of an index compared to the duration calculated by the index provider or another third party.

Investors Should Retain This Supplement For Future Reference

PIMCO_SUPP5_121311

-------------------------------------------------------------------------------



PIMCO Funds

Supplement Dated January 6, 2012 to the
Strategic Markets Funds - Institutional Class, Class P, Administrative Class and Class D Prospectus and Strategic Markets Funds - Class A, Class B, Class C and Class R Prospectus (the "Prospectuses"), each dated July 31, 2011, as supplemented from time to time

Disclosure Related to PIMCO RealRetirement 2010 Fund,
PIMCO RealRetirement 2015 Fund, PIMCO RealRetirement 2020 Fund,
PIMCO RealRetirement 2025 Fund, PIMCO RealRetirement 2030 Fund,
PIMCO RealRetirement 2035 Fund, PIMCO RealRetirement 2040 Fund and PIMCO RealRetirement 2050 Fund (each a "Fund")

	Effective January 18, 2012, the chart illustrating each Fund's Allocation Glide Path in each Fund's Fund Summary-Performance Information section in the Prospectuses is deleted and replaced with the following:

Years to
Retirement	40	35	30	25	20	15	10	5	0
---------------	-----	------	------	------	------	------	------	------	-----
Cash		0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	2.50%	5.00%	5.00%
US Fixed Income	2.50%	2.50%	5.00%	5.00%	7.50%	12.50%	17.50%	20.00%	20.00%
HY 		2.50%	2.50%	2.50%	2.50%	5.00%	5.00%	5.00%	5.00%	7.50%
Global		0.00%	0.00%	0.00%	0.00%	5.00%	7.50%	10.00%	10.00%	10.00%
EM Debt		2.50%	2.50%	2.50%	5.00%	5.00%	5.00%	5.00%	5.00%	7.50%
TIPS		0.00%	0.00%	5.00%	7.50%	12.50%	20.00%	25.00%	30.00%	30.00%
Long TSY	5.00%	5.00%	5.00%	5.00%	2.50%	0.00%	0.00%	0.00%	0.00%
Long TIPS	7.50%	7.50%	5.00%	5.00%	2.50%	0.00%	0.00%	0.00%	0.00%
Real Estate	12.50%	12.50%	10.00%	10.00%	7.50%	7.50%	5.00%	2.50%	2.50%
Commodities	12.50%	12.50%	10.00%	10.00%	7.50%	7.50%	5.00%	2.50%	2.50%
US Large Cap
  Equities	15.00%	15.00%	15.00%	15.00%	12.50%	10.00%	7.50%	7.50%	5.00%
US Small Cap
  Equities	10.00%	10.00%	10.00%	10.00%	7.50%	5.00%	2.50%	2.50%	2.50%
Non US Equities	15.00%	15.00%	15.00%	12.50%	12.50%	10.00%	7.50%	5.00%	5.00%
Emerging
  Markets
  Equities	15.00%	15.00%	15.00%	12.50%	12.50%	10.00%	7.50%	5.00%	2.50%


Investors Should Retain This Supplement for Future Reference

PIMCO_SUPP_010612

-------------------------------------------------------------------------------


PIMCO Funds

Supplement Dated January 17, 2012 to the Bond Funds Institutional Class, Class M, Class P, Administrative Class and Class D Prospectus and Bond Funds Class A, Class B, Class C and Class R Prospectus (each dated July 31, 2011) (each a "Prospectus"), each as supplemented from time to time

Disclosure Related to Emerging Market Securities

Effective immediately, the first paragraph of the "Characteristics and Risks of Securities and Investment Techniques - Foreign (Non-U.S.) Securities
- Emerging Market Securities" section of each Prospectus is deleted in its entirety and replaced with the following:

Each Fund that may invest in foreign (non-U.S.) securities (other than the PIMCO Money Market Fund) may invest in securities and instruments that are economically tied to developing (or "emerging market") countries. The PIMCO High Yield Spectrum Fund may invest without limit in securities and instruments of corporate issuers economically tied to emerging market countries and may invest up to 10% of its total assets in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities, that are economically tied to emerging market countries. The PIMCO Senior Floating Rate Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The PIMCO Short-Term Fund may invest up to 5% of its total assets in such securities and instruments, and each other Fund is subject to the limitation on investment in emerging market securities and instruments noted in the Fund's Fund Summary. PIMCO generally considers an instrument to be economically tied to an emerging market country if the security's "country of exposure" is an emerging market country, as determined by the criteria set forth below. Alternatively, such as when a "country of exposure" is not available or when PIMCO believes the following tests more accurately reflect which country the security is economically tied to, PIMCO may consider an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. A security's "country of exposure" is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the "country of exposure." The factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located, (ii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee,
(iii) the "country of risk" of the issuer, (iv) the "country of risk" of the issuer's ultimate parent, or (v) the country where the issuer is organized or incorporated under the laws thereof. "Country of risk" is a separate four-part test determined by the following factors, listed in order of importance:
(i) management location, (ii) country of primary listing, (iii) sales or revenue attributable to the country, and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, a Fund emphasizes those countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.

Investors Should Retain This Supplement For Future Reference

PIMCO_SUPP1_011712


-------------------------------------------------------------------------------


PIMCO Funds

Supplement Dated January 17, 2012 to the Strategic Markets Institutional Class, Class P, Administrative Class and Class D Prospectus and Strategic Markets Class A, Class B, Class C and Class R Prospectus (each dated July 31, 2011) (each a "Prospectus"), each as supplemented from time to time

Disclosure Related to Emerging Market Securities

Effective immediately, the first paragraph of the "Characteristics and Risks of Securities and Investment Techniques - Foreign (Non-U.S.) Securities
- Emerging Market Securities" section of each Prospectus is deleted in its entirety and replaced with the following:

Each Fund (except the PIMCO CommoditiesPLUSTM Short Strategy Fund, PIMCO Real IncomeTM 2019 Fund, PIMCO Real IncomeTM 2029 Fund and PIMCO Tax Managed Real Return Fund) may invest in securities and instruments that are economically tied to developing (or "emerging market") countries. The PIMCO CommoditiesPLUSTM Strategy Fund may invest up to 5% of its total assets in securities and instruments that are economically tied to emerging market countries. PIMCO generally considers an instrument to be economically tied to an emerging market country if the security's "country of exposure" is an emerging market country, as determined by the criteria set forth below. Alternatively, such as when a "country of exposure" is not available or when PIMCO believes the following tests more accurately reflect which country the security is economically tied to, PIMCO may consider an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. A security's "country of exposure" is determined by PIMCO using
certain factors provided by a third-party analytical service provider.   The
factors are applied in order such that the first factor to result in the assignment of a country determines the "country of exposure." The factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located, (ii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee, (iii) the "country of risk" of the issuer, (iv) the "country of risk" of the issuer's ultimate parent, or (v) the country where the issuer is organized or incorporated under the laws thereof. "Country of risk" is a separate four-part test determined by the following factors, listed in order of importance: (i) management location, (ii) country of primary listing, (iii) sales or revenue attributable to the country, and
(iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, a Fund emphasizes those countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.

Investors Should Retain This Supplement For Future Reference

PIMCO_SUPP2_011712


-------------------------------------------------------------------------------


PIMCO Funds

Supplement Dated January 17, 2012 to the PIMCO Inflation Response Multi-Asset Fund - Institutional Class, Class P, Administrative Class and Class D Prospectus (dated August 17, 2011); the PIMCO Inflation Response Multi-Asset Fund - Class A, Class C and Class R Prospectus (dated August 17, 2011); the PIMCO Credit Absolute Return Fund - Institutional Class, Class P, Administrative Class and Class D Prospectus (dated August 17, 2011); the
PIMCO Credit Absolute Return Fund - Class A, Class C and Class R Prospectus (dated August 17, 2011); the PIMCO Small Company Fundamental IndexPLUS TR Strategy Fund - Institutional Class, Class P, Administrative Class and Class D Prospectus (dated August 19, 2011); the PIMCO Small Company Fundamental IndexPLUS TR Strategy Fund - Class A, Class C and Class R Prospectus (dated August 19, 2011); the PIMCO International Fundamental IndexPLUS TR Strategy Fund - Institutional Class, Class P, Administrative Class and Class D Prospectus; and the PIMCO International Fundamental IndexPLUS TR Strategy
Fund - Class A, Class C and Class R Prospectus (dated August 19, 2011) (each a "Prospectus"), each as supplemented from time to time

Disclosure Related to Emerging Market Securities

Effective immediately, the first paragraph of the "Characteristics and Risks of Securities and Investment Techniques - Foreign (Non-U.S.) Securities
- Emerging Market Securities" section of each Prospectus is deleted in its entirety and replaced with the following:

The Fund may invest in securities and instruments that are economically tied to developing (or "emerging market") countries. PIMCO generally considers an instrument to be economically tied to an emerging market country if the security's "country of exposure" is an emerging market country, as determined by the criteria set forth below. Alternatively, such as when a "country of exposure" is not available or when PIMCO believes the following tests more accurately reflect which country the security is economically tied to, PIMCO may consider an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. A security's "country of exposure" is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the "country of exposure." The factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located, (ii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee, (iii) the "country of risk" of the issuer, (iv) the "country of risk" of the issuer's ultimate parent, or (v) the country where the issuer is organized or incorporated under the laws thereof. "Country of risk" is a separate four-part test determined by the following factors, listed in order of importance: (i) management location, (ii) country of primary listing,
(iii) sales or revenue attributable to the country, and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, the Fund emphasizes those countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.

Investors Should Retain This Supplement For Future Reference

PIMCO_SUPP3_011712

-------------------------------------------------------------------------------



PIMCO Funds

Supplement Dated January 17, 2012 to the Statement of Additional Information dated July 31, 2011, as supplemented from time to time (the "SAI")

Disclosure Related to Emerging Market Securities

Effective immediately, the fourth paragraph in the "Investment Objectives and Policies - Foreign Securities" section of the SAI is hereby deleted and replaced with the following:

PIMCO generally considers an instrument to be economically tied to an emerging market country if the security's "country of exposure" is an emerging market country, as determined by the criteria set forth below. Alternatively, such as when a "country of exposure" is not available or when PIMCO believes the following tests more accurately reflect which country the security is economically tied to, PIMCO may consider an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. A security's "country of exposure" is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the "country of exposure." The factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located, (ii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee, (iii) the "country of risk" of the issuer, (iv) the "country of risk" of the issuer's ultimate parent, or (v) the country where the issuer is organized or incorporated under the laws thereof. "Country of risk" is a separate four-part test determined by the following factors, listed in order of importance: (i) management location, (ii) country of primary listing, (iii) sales or revenue attributable to the country, and
(iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In exercising such discretion, PIMCO identifies countries as emerging markets consistent with the strategic objectives of the particular Fund. For example, a Fund may consider a country to be an emerging market country based on a number of factors including, but not limited to, if the country is classified as an emerging or developing economy by any supranational organization such as the World Bank or the United Nations, or related entities, or if the country is considered an emerging market country for purposes of constructing emerging markets indices.

Investors Should Retain This Supplement For Future Reference

PIMCO_SUPP4_011712

-------------------------------------------------------------------------------


PIMCO Funds
Supplement Dated March 6, 2012 to the
Bond Funds Institutional Class, Class M, Class P, Administrative Class and Class D Prospectus and Bond Funds Class A, Class B, Class C and Class R Prospectus (each dated July 31, 2011) (each a "Prospectus"), each as supplemented from time to time

Disclosure Related to Investment in Other Investment Companies

Effective immediately, the second paragraph of the "Characteristics and Risks of Securities and Investment Techniques - Investment in Other Investment Companies" section in each Prospectus is deleted in its entirety and replaced with the following:

Each Fund (except the PIMCO Government Money Market and PIMCO Treasury Money Market Funds) may invest in certain money market funds and/or short-term bond funds ("Central Funds"), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and
PIMCO Equity Series VIT, other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity Fixed Income Instruments. The Central Funds may incur expenses related to their investment activities, but do not pay investment advisory or supervisory and administrative fees to PIMCO.


Investors Should Retain This Supplement For Future Reference


PIMCO_SUPP1_030612

-------------------------------------------------------------------------------

PIMCO Funds
Supplement Dated March 6, 2012 to the
Strategic Markets Funds Institutional Class, Class P, Administrative Class and Class D Prospectus and Strategic Markets Funds Class A, Class B, Class C and Class R Prospectus (each dated July 31, 2011) (each a "Prospectus"), each as supplemented from time to time

Disclosure Related to Investment in Other Investment Companies

Effective immediately, the sixth paragraph of the "Characteristics and Risks of Securities and Investment Techniques - Investment in Other Investment Companies" section in each Prospectus is deleted in its entirety and replaced with the following:

Each Fund may invest in certain money market funds and/or short-term bond funds ("Central Funds"), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and
PIMCO Equity Series VIT, other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity Fixed Income Instruments. The Central Funds may incur expenses related to their investment activities, but do not pay investment advisory or supervisory and administrative fees to PIMCO.


Investors Should Retain This Supplement For Future Reference


PIMCO_SUPP2_030612

-------------------------------------------------------------------------------

PIMCO Funds

Supplement Dated March 6, 2012 to the
PIMCO Credit Absolute Return Fund - Institutional Class, Class P, Administrative Class and Class D Prospectus (dated August 17, 2011);
the PIMCO Credit Absolute Return Fund - Class A, Class C and Class R
Prospectus (dated August 17, 2011); the PIMCO Small Company Fundamental IndexPLUS TR Strategy Fund - Institutional Class, Class P, Administrative Class and Class D Prospectus (dated August 19, 2011); the PIMCO Small Company Fundamental IndexPLUS TR Strategy Fund - Class A, Class C and Class R Prospectus (dated August 19, 2011); the PIMCO International Fundamental IndexPLUS TR Strategy Fund - Institutional Class, Class P, Administrative Class and Class D Prospectus (dated August 19, 2011); and the PIMCO International Fundamental IndexPLUS TR Strategy Fund - Class A, Class C and Class R Prospectus (dated August 19, 2011) (each a "Prospectus"), each as supplemented from time to time

Disclosure Related to Investment in Other Investment Companies

Effective immediately, the second paragraph of the "Characteristics and Risks of Securities and Investment Techniques - Investment in Other Investment Companies" section in each Prospectus is deleted in its entirety and replaced with the following:

The Fund may invest in certain money market funds and/or short-term bond funds ("Central Funds"), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity Fixed Income Instruments. The Central Funds may incur expenses related to their investment activities, but do not pay investment advisory or supervisory and administrative fees to PIMCO.


Investors Should Retain This Supplement For Future Reference



PIMCO_SUPP3_030612



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PIMCO Funds

Supplement Dated March 6, 2012 to the
PIMCO Inflation Response Multi-Asset Fund - Institutional Class, Class P, Administrative Class and Class D Prospectus and the PIMCO Inflation Response Multi-Asset Fund - Class A, Class C and Class R Prospectus (each dated
August 17, 2011) (each a "Prospectus"), each as supplemented from time to time

Disclosure Related to Investment in Other Investment Companies

Effective immediately, the third paragraph of the "Characteristics and Risks of Securities and Investment Techniques - Investment in Other Investment Companies" section in each Prospectus is deleted in its entirety and replaced with the following:

The Fund may invest in certain money market funds and/or short-term bond funds ("Central Funds"), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity Fixed Income Instruments. The Central Funds may incur expenses related to their investment activities, but do not pay investment advisory or supervisory and administrative fees to PIMCO.


Investors Should Retain This Supplement For Future Reference


PIMCO_SUPP4_030612




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PIMCO Funds

Supplement Dated March 6, 2012 to the
PIMCO RealRetirement 2045 Fund - Institutional Class, Class P, Administrative Class and Class D Prospectus and the PIMCO RealRetirement 2045 Fund - Class A, Class C and Class R Prospectus (each dated January 30, 2012) (each a "Prospectus"), each as supplemented from time to time

Disclosure Related to Investment in Other Investment Companies

Effective immediately, the fourth paragraph of the "Characteristics and Risks of Securities and Investment Techniques - Investment in Other Investment Companies" section in each Prospectus is deleted in its entirety and replaced with the following:

The Fund may invest in certain money market funds and/or short-term bond funds ("Central Funds"), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity Fixed Income Instruments. The Central Funds may incur expenses related to their investment activities, but do not pay investment advisory or supervisory and administrative fees to PIMCO.


Investors Should Retain This Supplement For Future Reference


PIMCO_SUPP5_030612